EXHIBIT 99.1

[SCIQUEST	LOGO]

SciQuest Reports Second Quarter 2003 Results

SciQuest closed $5.3 million in new contract signings and delivered record EPS

Increase in annual subscription revenues and record low expenses lead to low cash burn

Solid quarter-end cash position of nearly $24 million

RESEARCH TRIANGLE PARK, N.C., July 30, 2003 – SciQuest, Inc. (NASDAQ: SQST) today reported a net loss from continuing operations of $2.9 million, or ($0.75) per share, before non-cash and other charges, for the second quarter of 2003, based on pro forma diluted weighted average shares outstanding. On a GAAP basis, the net loss, including non-cash and other charges, for the second quarter of 2003 was $4.6 million, or ($1.20) per share.

“SciQuest’s successes this quarter came from growing customer momentum and a record low expense base which drove record EPS performance,” said Stephen J. Wiehe, CEO of SciQuest. “While the new contract bookings had nominal impact on this quarter’s revenues, they give us increased visibility into future revenues.”

This quarter’s bookings effect on revenue is demonstrated in the chart accompanying this release entitled “Reconciliation of Bookings to Generally Accepted Accounting Principles (GAAP) Revenue (Unaudited).”

“We look forward to serving both our new and renewal customers,” Wiehe said. “We believe SciQuest’s vertically focused software subscription model for integrated procurement automation and materials management will drive greater efficiencies for our customers and will reward our shareholders.”

Second Quarter Results

Revenues from continuing operations in the second quarter of 2003 consisted of $1.8 million from licenses and other professional services, which is up from $1.7 million in the first quarter of 2003 and equal to the $1.8 million in the second quarter of 2002.

Gross profit, before non-cash and other charges, in the second quarter of 2003 was $1.0 million equal to $1.0 million in the first quarter of 2003. Gross profit, before non-cash and other charges, was $0.9 million in the second quarter of 2002. In the second quarter of 2003, gross profit, including non-cash and other charges, was $352,197 compared to ($155,026) in the first quarter of 2003 and ($328,383) in the second quarter of 2002.

In the second quarter of 2003, operating expenses, before non-cash and other charges, were $4.0 million, a 17% reduction from $4.9 million in the first quarter of 2003. The decrease reflected continuing efforts to control and reallocate resources throughout the organization. In addition to operating expenses in the second quarter of 2003, the Company recorded a restructuring charge of $650,000 related to additional excess office space, which is excluded from operating expenses before non-cash and other charges. In the second quarter of 2002, operating expenses, before non-cash and other charges, were $4.7 million. In the second quarter of 2003, operating expenses, including non-cash and other charges, were $4.7 million compared to $5.3 million in the first quarter of 2003 and $3.7 in the second quarter of 2002.

The Company’s net loss from continuing operations, before non-cash and other charges, for the second quarter of 2003 was $2.9 million, or ($0.75) per share, based on 3.9 million pro forma diluted weighted average shares outstanding. In the first quarter of 2003, SciQuest reported a net loss, before non-cash and other charges, of $3.7 million, or ($0.95) per diluted share. In the second quarter of 2002, SciQuest reported a net loss, before non-cash and other charges, of $3.5 million, or ($0.82) per diluted share.

In the second quarter of 2003, the net loss, including non-cash and other charges, was $4.6 million, or ($1.20) per share. In the first quarter of 2003, the net loss, including non-cash and other charges, was $5.5 million, or ($1.39) per share. In the second quarter of 2002, the net loss, including non-cash and other charges, was $3.7 million, or ($0.94) per share. During the second quarter of 2003 we divested the Textco business unit, which was classified as income (loss) from discontinued operations. The losses from discontinued operations of ($358,353) and ($89,824) for the second and first quarters of 2003, respectively, accounted for ($0.09) and ($0.02) per share of the net loss. Therefore, the net loss per share from continuing operations for the second quarter improved to ($1.11) from ($1.37) per share in the first quarter.

Cash and investments at June 30, 2003 equaled $23.8 million.

This release contains financial measures that exclude “non-cash and other charges”, which are non-GAAP financial measures. SciQuest management believes that these non-GAAP financial measures provide investors with greater insight to its operating results, including the impact of SciQuest’s operating performance on its cash position, by excluding expenses that do not result in cash charges, require cash settlement or are non-recurring. SciQuest management uses these non-GAAP financial measures internally to measure and analyze the company’s operating and financial performance. This release contains a reconciliation of these non-GAAP financial measures to SciQuest’s GAAP financial statements under the caption “Reconciliation of Pro Forma Earnings and Other Pro Forma Financial Measures to GAAP Financial Statements (Unaudited).”

This release contains references to new contract bookings, which is a non-GAAP financial measure. SciQuest management believes that the disclosure of new contract bookings provides investors with greater insight to its operating results, including the immediate results of SciQuest’s sales efforts, and greater insight into future revenue streams that are expected to result from these contracts. SciQuest management uses new contract bookings internally to measure and analyze sales performance and to forecast future revenues. This release contains a reconciliation of new contract bookings to the GAAP revenue that is expected to be recognized from these contracts under the caption “Reconciliation of Bookings to Generally Accepted Accounting Principles (GAAP) Revenue (Unaudited).”

Highlights since March 31, 2003:

•	The University of Pennsylvania signed a multi-year contract to license the SciQuest HigherMarkets Spend Director solution to integrate with Oracle Corporation’s iProcurement software. UPenn is one of the top 10 research universities in the U.S and is an acknowledged leader in higher education procurement operations.

•	GlaxoSmithKline licensed additional solutions from SciQuest to build and support a supplier marketplace for diversity suppliers.

•	A top 10 biotechnology company signed a multi-year agreement for SciQuest supplier enablement and procurement automation solutions. The agreement also includes integration of the SciQuest Spend Director solution into the company’s Oracle iProcurement software. This company will also license SciQuest Order Manager solution.

•	The University of Nevada Reno signed a multi-year agreement for the HigherMarkets procurement automation solutions. The University expects to improve productivity for purchasing, faculty, staff, and research professionals while also saving money through increased utilization of vendor contracts. The University of Nevada Reno is a public research university that has seen its sponsored research funding triple in the past 15 years.

•	Pace University signed a multi-year license agreement for the HigherMarkets procurement automation solutions. Pace will use the SciQuest solution in conjunction with SCT’s Banner Finance application to drive significant cost savings by putting negotiated contracts on the desktop of faculty and staff. Pace is a comprehensive university with five schools and a college that offers a wide range of academic and professional programs for a large, diverse population of more than 13,000 students in for-credit programs, and in affiliated offerings.

•	The University of Arizona expanded its contract to add LifeCycle products from SciQuest. The school is among the first to drive towards an integrated solution for procurement and materials management by licensing both the HigherMarkets e-procurement solution in conjunction with SciQuest’s LifeCycle products. The University of Arizona is among the top 15 public research universities in the U.S.

•	SciQuest completed a Reverse Stock Split of 1 for 7.5 that was effective May 20, 2003. Subsequent to the effective date and after approval of its application, SciQuest began trading again on the Nasdaq National Market on July 21, 2003.

•	SciQuest completed contract renewals and/or expansions with the following existing customers: Dendreon Corporation, The Burnham Institute, Memorial Sloan-Kettering Cancer Center, and Epix Medical.

SciQuest will host a conference call to discuss the second quarter 2003 results and future outlook at 10:00 a.m. ET on July 30, 2003. The conference call will be available live via web cast on SciQuest’s web site at www.sciquest.com, in the Investor Relations section. The call will also be available via telephone at 888-987-0082 for domestic callers and +1-484-630-0993 for international callers (passcode: SciQuest Q2 2003). The dial-in number for the replay will be 800-229-6237 for domestic callers and +1-402-220-9680 for international callers (no passcode is necessary). The telephone replay will be available until midnight on Wednesday August 13, 2003.

About SciQuest

SciQuest provides technology, services and domain expertise to optimize procurement and materials management for the life sciences, industrial research and higher education markets. SciQuest solutions enable research-intensive organizations to reduce costs, improve quality and speed the process of innovation by helping them find and acquire resources and manage the lifecycle of critical assets.

Many of the world’s leading pharmaceutical, biotechnology, chemical and academic organizations rely on SciQuest solutions to streamline the Innovation Supply Chain including GlaxoSmithKline, Pfizer, Roche, Schering-Plough Research Institute, Procter & Gamble, the Rensselaer Polytechnic University and Indiana University. SciQuest is headquartered in Research Triangle Park, NC. For more information about SciQuest, please visit www.sciquest.com or call +1-919-659-2100.

Statements in this press release that are not historical facts are forward-looking statements that involve risks and uncertainties, including all statements regarding the Company’s customer momentum and sales execution, future revenues, opportunities for future growth, position for future success and future rewards for stockholders. For such statements, the Company claims the protection of the safe harbor for forward-looking statements under the Private Securities Litigation Reform Act of 1995. The potential risks and uncertainties associated with these forward-looking statements could cause actual results to differ materially from those presented herein, and the reported results should not be considered as an indication of future performance. Factors that could cause actual results to differ from those contained in the forward-looking statements are discussed in the Company’s Annual Report on Form 10-Q for the period ended March 31, 2003, filed with the Securities and Exchange Commission, under the caption “Factors That May Affect Future Results”, and include the risk that forecasting future performance may be difficult, that the Company may not experience revenue growth and that the Company may not achieve profitability.

SciQuest and SelectSite are registered trademarks of SciQuest, Inc. LifeCycle and HigherMarkets are trademarks of SciQuest, Inc.

Contacts:

Media Relations: Amber Link 919-659-2146 alink@sciquest.com	Investor Relations: Peyton Anderson 919-659-2103 panderson@sciquest.com

— End of Text —

SciQuest

Condensed Statements of Operations (Unaudited)

	Quarter Ended 6/30/03	Quarter Ended 3/31/03	Quarter Ended 6/30/02
Revenues:
License fees and other professional services	$1,829,868	$1,688,118	$1,777,035

Cost of revenues:
Cost of license fees and other professional services	808,840	705,233	903,394
Amortization of acquired and capitalized software costs related to license fees	668,831	1,137,911	1,202,024

Total cost of revenues	1,477,671	1,843,144	2,105,418

Gross profit (loss)	352,197	(155,026)	(328,383)

Operating expenses:
Development	1,173,350	1,287,971	1,966,941
Non-cash stock-based employee compensation	1,154	62,377	70,204

Total development expenses	1,174,504	1,350,348	2,037,145

Sales and marketing	958,432	1,250,190	978,878
Non-cash stock-based employee comp. and customer acquisition	3,437	2,548	(1,054,871)

Total sales and marketing expenses	961,869	1,252,738	(75,993)

General and administrative	1,890,127	2,334,362	1,725,331
Non-cash stock-based employee comp. and amortization of intangibles	21,983	30,310	12,946

Total general and administrative expenses	1,912,110	2,364,672	1,738,277

Restructuring	650,000	380,000	—
Impairment of intangible assets	—	—	—

Total operating expenses	4,698,483	5,347,758	3,699,429

Operating loss	(4,346,286)	(5,502,784)	(4,027,812)

Other income (expense):
Interest income	131,911	161,940	288,972
Interest expense	(26,054)	(20,137)	(17,485)
Other, net	(5,580)	463	12,603

Total other income (expense), net	100,277	142,266	284,090

Loss from continuing operations before cumulative effect of accounting change for impairment of goodwill	(4,246,009)	(5,360,518)	(3,743,722)
Income (loss) from discontinued operations (including loss on disposal of $247,000)	(358,353)	(89,824)	61,575
Cumulative effect of accounting change for impairment of goodwill	—	—	—

Net loss	$(4,604,362)	$(5,450,342)	$(3,682,147)

Net loss per common share—basic and diluted:
From continuing operations before cumulative effect of accounting change	$(1.11)	$(1.37)	$(0.96)
Income (loss) from discontinued operations (including $0.06 from loss on disposal)	(0.09)	(0.02)	0.02
Cumulative effect of accounting change	—	—	—

Net loss per share-basic and diluted	$(1.20)	$(1.39)	$(0.94)

Weighted-average common shares outstanding—basic and diluted	3,836,670	3,922,360	3,900,769
Supplemental information on pro forma net loss before non-cash items, amortization of capitalized software costs, restructuring charges, discontinued operations and accounting changes:
Revenue	$1,829,868	$1,688,118	$1,777,035

Gross profit	$1,021,028	$982,885	$873,641

Operating expenses before depreciation and amortization	$3,540,167	$4,187,725	$3,864,171
Depreciation and amortization of internally used software	481,742	684,798	806,979

Operating expenses	$4,021,909	$4,872,523	$4,671,150

Net loss	$(2,900,604)	$(3,747,372)	$(3,513,419)

Pro forma net loss per share before non-cash items, amortization of capitalized software costs, restructuring charges and accounting changes:
Basic	$(0.76)	$(0.96)	$(0.90)

Diluted (pro forma)	$(0.75)	$(0.95)	$(0.82)

Weighted-average common shares outstanding:
Basic	3,836,670	3,922,360	3,900,769
Diluted (pro forma)	3,855,797	3,936,947	4,293,523

*See attached page for reconciliation between GAAP and pro forma earnings (loss).

SciQuest

Reconciliation of Pro Forma Earnings and Other Pro Forma Financial Measures to GAAP Financial Statements (Unaudited)

	Quarter Ended 6/30/03	Quarter Ended 3/31/03	Quarter Ended 6/30/02
Gross profit:
GAAP gross profit (loss)	$352,197	$(155,026)	$(328,383)
Amortization of acquired and capitalized software costs related to license fees	668,831	1,137,911	1,202,024

Pro forma gross profit	$1,021,028	$982,885	$873,641

Operating expenses:
GAAP operating expenses	$4,698,483	$5,347,758	$3,699,429
Non-cash stock-based employee compensation, customer acquisition and amortization of Intangibles	26,574	95,235	(971,721)
Restructuring	650,000	380,000	—
Impairment of intangible assets	—	—	—

Pro forma operating expenses	$4,021,909	$4,872,523	$4,671,150

Net loss:
GAAP net loss	$(4,604,362)	$(5,450,342)	$(3,682,147)
Amortization of acquired and capitalized software costs related to license fees	668,831	1,137,911	1,202,024
Non-cash stock-based employee compensation, customer acquisition and amortization of Intangibles	26,574	95,235	(971,721)
Restructuring	650,000	380,000	—
Impairment of intangible assets	—	—	—
Loss (income) from discontinued operations	358,353	89,824	(61,575)
Cumulative effect of accounting change for impairment of goodwill	—	—	—

Pro forma net loss	$(2,900,604)	$(3,747,372)	$(3,513,419)

Pro forma net loss per basic share	$(0.76)	$(0.96)	$(0.90)

Pro forma net loss per diluted share	$(0.75)	$(0.95)	$(0.82)

Weighted-average common shares outstanding—basic	29,417,700	3,922,360	3,900,769
Weighted-average common shares outstanding—diluted (pro forma)	29,527,099	3,936,947	4,293,523
Net loss per share:
GAAP net loss	$(1.20)	$(1.39)	$(0.94)
Amortization of acquired and capitalized software costs related to license fees	0.17	0.29	0.31
Non-cash stock-based employee compensation, customer acquisition and amortization of Intangibles	0.01	0.02	(0.25)
Restructuring	0.17	0.10	—
Impairment of intangible assets	—	—	—
Loss (income) from discontinued operations	0.09	0.02	(0.02)
Cumulative effect of accounting change for impairment of goodwill	—	—	—

Pro forma net loss per basic share	$(0.76)	$(0.96)	$(0.90)

Pro forma net loss per diluted share	$(0.75)	$(0.95)	$(0.82)

Pro forma weighted-average common shares outstanding—diluted:
GAAP weighted-average common shares outstanding—basic	3,836,670	3,922,360	3,900,769
Potential common shares	19,127	14,587	392,754

Pro forma weighted-average common shares outstanding—diluted	3,855,797	3,936,947	4,293,523

Note: Pro forma figures exclude non-cash items, amortization of capitalized software costs, restructuring charges, discontinued operations and accounting changes.

SciQuest

Condensed Statements of Operations (Unaudited)

	Six Months Ended 6/30/03	Six Months Ended 6/30/02
Revenues:
License fees and other professional services	$3,517,986	$3,398,587

Cost of revenues:
Cost of license fees and other professional services	1,514,073	1,545,883
Amortization of acquired and capitalized software costs related to license fees	1,806,742	2,072,206

Total cost of revenues	3,320,815	3,618,089

Gross profit (loss)	197,171	(219,502)

Operating expenses:
Development	2,461,321	3,772,853
Non-cash stock-based employee compensation	63,531	139,665

Total development expenses	2,524,852	3,912,518

Sales and marketing	2,208,622	2,086,097
Non-cash stock-based employee comp. and customer acquisition	5,985	(356,758)

Total sales and marketing expenses	2,214,607	1,729,339

General and administrative	4,224,489	3,721,482
Non-cash stock-based employee comp. and amortization of intangibles	52,293	1,859,474

Total general and administrative expenses	4,276,782	5,580,956

Restructuring	1,030,000	—
Impairment of intangible assets	—	7,155,914

Total operating expenses	10,046,241	18,378,727

Operating loss	(9,849,070)	(18,598,229)

Other income (expense):
Interest income	293,851	606,204
Interest expense	(46,191)	(44,957)
Other, net	(5,117)	18,341

Total other income (expense), net	242,543	579,588

Loss from continuing operations before cumulative effect of accounting change for impairment of goodwill	(9,606,527)	(18,018,641)
Income (loss) from discontinued operations (including loss on disposal of $247,000)	(448,177)	13,992
Cumulative effect of accounting change for impairment of goodwill	—	(38,257,357)

Net loss	$(10,054,704)	$(56,262,006)

Net loss per common share—basic and diluted:
From continuing operations before cumulative effect of accounting change	$(2.47)	$(4.64)
Income (loss) from discontinued operations (including $0.06 from loss on disposal)	(0.12)	0.01
Cumulative effect of accounting change	—	(9.85)

Net loss per share-basic and diluted	$(2.59)	$(14.48)

Weighted-average common shares outstanding—basic and diluted	3,879,280	3,884,613

Revenue	$3,517,986	$3,398,587

Gross profit	$2,003,913	$1,852,704

Operating expenses before depreciation and amortization	$7,727,892	$7,819,397
Depreciation and amortization of internally used software	1,166,540	1,761,035

Operating expenses	$8,894,432	$9,580,432

Net loss	$(6,647,976)	$(7,148,140)

Basic	$(1.71)	$(1.84)

Diluted (pro forma)	$(1.71)	$(1.64)

Weighted-average common shares outstanding:
Basic	3,879,280	3,884,613
Diluted (pro forma)	3,896,812	4,362,632

*See attached page for reconciliation between GAAP and pro forma earnings (loss).

SciQuest

Reconciliation of Pro Forma Earnings and Other Pro Forma Financial Measures to GAAP Financial Statements (Unaudited)

	Six Months Ended 6/30/03	Six Months Ended 6/30/02
Gross profit:
GAAP gross profit (loss)	$197,171	$(219,502)
Amortization of acquired and capitalized software costs related to license fees	1,806,742	2,072,206

Pro forma gross profit	$2,003,913	$1,852,704

Operating expenses:
GAAP operating expenses	$10,046,241	$18,378,727
Non-cash stock-based employee compensation, customer acquisition and amortization of intangibles	121,809	1,642,381
Restructuring	1,030,000	—
Impairment of intangible assets	—	7,155,914

Pro forma operating expenses	$8,894,432	$9,580,432

Net loss:
GAAP net loss	$(10,054,704)	$(56,262,006)
Amortization of acquired and capitalized software costs related to license fees	1,806,742	2,072,206
Non-cash stock-based employee compensation, customer acquisition and amortization of intangibles	121,809	1,642,381
Restructuring	1,030,000	—
Impairment of intangible assets	—	7,155,914
Loss (income) from discontinued operations	448,177	(13,992)
Cumulative effect of accounting change for impairment of goodwill	—	38,257,357

Pro forma net loss	$(6,647,976)	$(7,148,140)

Pro forma net loss per basic share	$(1.71)	$(1.84)

Pro forma net loss per diluted share	$(1.71)	$(1.64)

Weighted-average common shares outstanding—basic	3,879,280	3,884,613
Weighted-average common shares outstanding—diluted (pro forma)	3,896,812	4,362,632

Net loss per share:
GAAP net loss	$(2.59)	$(14.48)
Amortization of acquired and capitalized software costs related to license fees	0.46	0.54
Non-cash stock-based employee compensation, customer acquisition and amortization of Intangibles	0.03	0.42
Restructuring	0.27	—
Impairment of intangible assets	—	1.84
Loss (income) from discontinued operations	0.12	(0.01)
Cumulative effect of accounting change for impairment of goodwill	—	9.85

Pro forma net loss per basic share	$(1.71)	$(1.84)

Pro forma net loss per diluted share	$(1.71)	$(1.64)

Pro forma weighted-average common shares outstanding—diluted:
GAAP weighted-average common shares outstanding—basic	3,879,280	3,884,613
Potential common shares	17,532	478,019

Pro forma weighted-average common shares outstanding—diluted	3,896,812	4,362,632

Note: Pro forma figures exclude non-cash items, amortization of capitalized software costs, restructuring charges, discontinued operations and accounting changes.

SciQuest

Condensed Balance Sheets

	June 30, 2003	December 31, 2002
	(Unaudited)
ASSETS
Current assets
Cash and short-term investments	$19,021,197	$21,901,411
Accounts receivable	2,220,854	2,293,902
Other current assets	2,263,536	2,837,131

Total current assets	23,505,587	27,032,444

Long-term investments	4,777,778	9,254,841
Property and equipment—net	1,610,545	2,734,113
Capitalized software and web site development—net	6,688,684	8,192,335
Other intangible assets—net	219,413	415,642
Other assets	572,774	209,961

Total assets	$37,374,781	$47,839,336

LIABILITIES AND STOCKHOLDERS’ EQUITY
Current liabilities	$9,230,174	$8,753,930
Capital lease obligations and long-term debt	1,862,833	1,862,833

Total liabilities	11,093,007	10,616,763

Stockholders’ equity (3,775,080 and 4,019,643 common shares outstanding, net of treasury shares, as of June 30, 2003 and Dec. 31, 2002, respectively)	26,281,774	37,222,573

Total liabilities and stockholders’ equity	$37,374,781	$47,839,336

SciQuest

Reconciliation of Bookings to Generally Accepted Accounting Principles (GAAP) Revenue (Unaudited)

Bookings refer to the total amount of revenue that is expected to be recognized from customer contracts executed during the applicable quarter. The revenue resulting from such contracts will be recognized over the life of the contract, as more specifically set forth below:

Total customer contracts signed (bookings) in the second quarter of 2003	$5,300,000

Fiscal year in which revenue from bookings will be recognized per GAAP
2003	$700,000
2004	1,200,000
2005	1,300,000
2006	900,000
2007	800,000
2008	400,000

Total	$5,300,000